UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 25, 2005


                                  AspenBio, Inc
                                  -------------
             (Exact name of registrant as specified in its charter)


         Colorado                        0-50019                84-1553387
         --------                        -------                ----------
(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)         Identification No.)


 1585 South Perry Street, Castle Rock, CO                          80104
 -----------------------------------------                         -----
  (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (303) 794-2000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01 - Entry into a Material Definitive Agreement.
            -------------------------------------------

     On January 24, 2005, the Registrant entered into an employment agreement ("Agreement") with Richard G. Donnelly. Mr. Donnelly agreed to become President and CEO of AspenBio. The Agreement is initially for a one-year term, with automatic renewals, unless terminated and provides for annual base compensation of $150,000 and bonus based on performance criteria. The Agreement also grants Mr. Donnelly options, under the Company's Incentive Stock Option Plan, to acquire 500,000 shares of common stock at an exercise price of $.60 per share, with vesting over three years.


Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers
            --------------------------------------------------------------------

     On January 24, 2005, Richard G. Donnelly was hired as President and CEO of the Company and he was appointed a Director of the Registrant. Jeffrey G. McGonegal, who had been serving as interim Chief Executive Officer/President will continue in his role of Chief Financial Officer of the Registrant.


Item 9.01 - Financial Statements and Exhibits
            ---------------------------------

(a)  Financial Statements of Businesses acquired.

     Not applicable.

(b)  Pro forma financial information.

     Not applicable

(c)  Exhibits.



EXHIBIT NO.                 DESCRIPTION
-------------------------------------------------------------------------
 10.25 (b)       Employment Agreement with Richard G. Donnelly dated
                 January 24, 2005

 99.1            Press release dated January 25, 2005




                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          AspenBio, Inc
                                                          (Registrant)

Date January 25, 2005                              /s/ Jeffrey G. McGonegal
                                                   -------------------------
                                                   Name: Jeffrey G. McGonegal
                                                 Title: Chief Financial Officer





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